SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                           ---------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): November 5, 1998
                                                  ----------------


                                  DynaGen, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                   001-11352              04-3029787
            --------                   ---------              ----------
  (State or other jurisdiction        (Commission            (IRS Employer
of incorporation or organization)     File Number)         Identification No.)


                    840 Memorial Drive, Cambridge, MA 02139
                    ---------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (617) 491-2527
                                                    --------------


          (Former Name or Former Address, if Changed Since Last Report)




                                Page 1 of 3 Pages
                         Exhibit Index Located on Page 3

ITEM 5.  OTHER INFORMATION

         DynaGen, Inc. (the "Company") hereby amends the discussion under the caption "Description of Securities" in its registration statement on Form 8-A under the Securities Exchange Act of 1934, as amended, filed August 19, 1992 and amended through a Current Report on Form 8-K filed October 5, 1998. The "Description of Securities" is set forth as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)  Exhibits.

Exhibit Number                      Description
--------------                      -----------
    99.1                      Description of Capital Stock





                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                             DYNAGEN, INC.

 Date: November 5, 1999                      /s/  Dhananjay G. Wadekar
                                             --------------------------
                                             Dhananjay G. Wadekar
                                             Executive Vice President




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

                                  Exhibit Index
                                  -------------


Exhibit
Number                              Description
------                              -----------

 99.1                         Description of Securities




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